                                                                                                                                                                                                                                                                                                         Exhibit 99.15

Mr. Thomas Costabile
January 14, 2008

bcc: Clarke Bailey
Robert Chapman, Jr.
Theo Gould
EDC, LLC Board of Directors; c/o C. Bailey

88097762.7